LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS





The Leonetti Funds


The Leonetti Growth Fund


The Leonetti Balanced Fund





Prospectus

                                October 28, 2002


           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
                Any representation to the contrary is a criminal
                                    offense.




                            THE LEONETTI GROWTH FUND
                           THE LEONETTI BALANCED FUND

                   series of Professionally Managed Portfolios




                  The Leonetti Growth Fund is a no-load mutual
               fund that seeks to provide investors with long-term
                               growth of capital.

                 The Leonetti Balanced Fund is a no-load mutual
               fund that seeks total return through a combination
                                  of income and
            capital growth, consistent with preservation of capital.

          The Funds' investment advisor is Leonetti & Associates, Inc.


                 The date of this Prospectus is October 28, 2002



                                Table of Contents

AN OVERVIEW OF THE FUNDS.......................................................4
UNDERSTANDING PERFORMANCE INFORMATION..........................................6
PERFORMANCE....................................................................6
FEES AND EXPENSES..............................................................9
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.....................10
PRINCIPAL RISKS OF INVESTING IN THE FUNDS.....................................13
INVESTMENT ADVISOR............................................................14
SHAREHOLDER INFORMATION.......................................................15
PRICING OF FUND SHARES........................................................20
DIVIDENDS AND DISTRIBUTIONS...................................................20
TAX CONSEQUENCES..............................................................21
FINANCIAL HIGHLIGHTS..........................................................21
PRIVACY NOTICE.................................................Inside Back Cover


                            The Leonetti Growth Fund

                            AN OVERVIEW OF THE FUNDS

What is the Fund's  The Fund seeks long-term growth of capital.
investment
objective?

What are the Fund's The Fund invests in equity securities of domestic  companies
principal           of any size. In selecting investments, the Advisor primarily
investment          invests in:
strategies?
                    o    Growth  stocks that  exhibit a rising trend in earnings
                         and revenue
                    o    Out-of-favor blue chip stocks
                    o    Small   companies  with  rapidly  rising  revenues  and
                         earnings

What are the        There  is the  risk  that  you  could  lose  money  on  your principal risks of  investment in the Fund. The following risks could affect the
investing in the    value of your investment:
Fund?

                    o    The stock market goes down
                    o Interest rates rise which can result in a decline in the stock market
                    o    Growth stocks fall out of favor with the stock market
                    o Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated
                    o Securities of small and medium-size capitalization companies involve greater risk than investing in larger capitalization companies
                    o Securities of undervalued companies may remain undervalued during a given period

Who may want to     The Fund may be appropriate for investors who:
invest in the Fund?

                    o    Are pursuing a long-term goal such as retirement
                    o Want to add an investment with growth potential to diversify their investment portfolio
                    o Are willing to accept higher short-term risk along with higher potential for long-term growth

                    The Fund may not be appropriate for investors who:

                    o    Need regular income or stability of principal
                    o    Are pursuing a short-term goal


                           The Leonetti Balanced Fund

What is the Fund's  The Fund seeks total return  through a combination of income
investment          and capital growth, consistent with preservation of capital.
objective?

What are the Fund's The Fund invests in a combination of equity and high-quality
principal           fixed-income  securities.  Although the percentage of assets
investment          allocated  between  equity and  fixed-income  securities  is
strategies?         flexible,  under  normal  market  conditions,   the  Advisor
                    expects that between 25% and 75% of the Fund's assets will be invested in either equity securities or fixed-income securities. Because the Fund seeks to produce the maximum total return, a significant portion of the Fund's assets has historically been allocated to common stocks. In selecting equity securities for the Fund, the Advisor emphasizes three types of investments:

                    o Growth stocks that exhibit a rising trend in earnings and revenue
                    o    Out-of-favor blue chip stocks
                    o    Small   companies  with  rapidly  rising  revenues  and
                         earnings

                    In selecting fixed-income securities, the Advisor seeks a reliable and constant stream of income for the Fund, while preserving its capital.


What are the        There  is the  risk  that  you  could  lose  money  on  your principal risks of  investment in the Fund. The following risks could affect the
investing in the    value of your investment:
Fund?

                    o    The stock market goes down
                    o Interest rates rise which can result in a decline in both the equity and fixed-income markets
                    o    Growth stocks fall out of favor with the stock market
                    o Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated
                    o Securities of small and medium-size capitalization companies involve greater risk than investing in larger-capitalization companies
                    o Securities of undervalued companies may remain undervalued during a given period

Who may want to     The Fund may be appropriate for investors who:
invest in the Fund?
                    o    Are pursuing a long-term goal such as retirement
                    o    Are seeking  total return from both  capital  gains and
                         income
                    o    Are  willing  to  accept a  moderate  degree  of market
                         volatility

                    The Fund may not be appropriate for investors who:

                    o    Are pursuing a short-term goal
                    o    Are seeking a steady level of income

                     UNDERSTANDING PERFORMANCE INFORMATION

     Total Return. Describes how much an investment in a Fund has changed in value over any given time frame. It reflects any net increase or decrease in the Fund share price and assumes all dividends and capital gains (if any) paid during the time frame were reinvested in additional Fund shares. Total return performance results include the effect of compounding.

     Average Annual Total Return. Gives an understanding of an investment's annual contribution to your portfolio, provided it was held for the entire time frame. It smoothes out all differences in annual performance results to describe the year-by-year return that would have produced the investment's actual cumulative total return. It is a hypothetical figure and should not be confused with actual yearly results.

                                  PERFORMANCE

     The following performance information indicates some of the risks of investing in the Funds. The bar charts illustrate how each Fund's total return has varied from year to year. The tables illustrate each Fund's average annual total return over time compared with broad-based market indices. The Balanced Fund also compares its performance to a "blended" index and an index that measures the performance of funds that have a similar investment objective as that Fund. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The Leonetti Growth Fund
Calendar Year Total Returns*

2000:   -15.32%
2001:   -14.06%

*    The Fund's year-to-date return as of 9/30/02 was -17.78%.

     During the period shown in the bar chart, the Fund's highest quarterly return was 9.69% for the quarter ended December 31, 2001 and the lowest quarterly return was -15.75% for the quarter ended March 31, 2001.

Average Annual Total Returns as of December 31, 2001
                                                              Since Inception
                                                   1 Year         (9/1/99)
The Leonetti Growth Fund
    Return Before Taxes                           -14.06%          -3.64%
    Return After Taxes on Distributions (1)       -14.06%          -3.64%
    Return After Taxes on Distributions
       and Sale of Fund Shares (1),(2)             -8.56%          -2.90%
S&P 500 Index(3)                                  -11.89%          -4.64%

-------------------
(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Leonetti Balanced Fund
Calendar Year Total Returns*

1996:    6.83%
1997:   20.85%
1998:   27.52%
1999:   26.02%
2000:   -9.04%
2001:   -9.02%

*    The Fund's year-to-date return as of 9/30/02 was -12.25%.

     During the period shown in the bar chart, the Fund's highest quarterly return was 21.36% for the quarter ended December 31, 1998 and the lowest quarterly return was -11.52% for the quarter ended December 31, 2000.

Average Annual Total Returns as of December 31, 2001
                                                                Since Inception
                                              1 Year   5 Years     (8/1/95)
                                              ------   -------     --------
The Leonetti Balanced Fund
    Return Before Taxes                       -9.02%    9.95%       9.78%
    Return After Taxes on Distributions (1)   -9.52%    8.47%       8.55%
    Return After Taxes on Distributions
       and Sale of Fund Shares (1),(2)        -5.33%    7.89%       7.85%
Wilshire 5000 Equity Index/
    Salomon Brothers Investment Grade
    Bond Index/90-day U.S. Government
    Treasury Bill(3)                         -4.75%     9.13%      10.77%
Lipper Balanced Index(4)                     -3.23%     8.37%       9.85%
-------------------
(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares (1 Year)" is higher than the other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) These figures represent a blend of the performance of the Wilshire 5000 Equity Index (65%), the Salomon Brothers Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill (10%). They reflect no deduction for fees, expenses, or taxes.
(4) The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper, Inc. has classified as "balanced," although some funds comprising the index may have somewhat different policies or objectives. Balanced funds maintain a portfolio of both stocks and bonds. The figures above reflect all dividends reinvested but do not reflect any deductions for loss, expenses or taxes.

                               FEES AND EXPENSES

     The Funds are no load. There are no fees or charges to purchase, sell or exchange Fund shares. In addition, there are no 12b-1 fees.

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.
                                                               Growth   Balanced
                                                                Fund      Fund

Shareholder Fees
(fees paid directly from your investment)
     Maximum sales charge (load) imposed on purchases........   None      None
     Maximum deferred sales charge (load) ...................   None      None

Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
     Management Fees.........................................  1.00%     1.00%

     Other Expenses..........................................  2.93%     0.86%
                                                               -----     -----
     Total Annual Fund Operating Expenses ...................  3.93%     1.86%
          Fee Reduction and/or Expense Reimbursement......... (1.43)%*    None
                                                              ------    ------
     Net Annual Fund Operating Expenses......................  2.50%*    1.86%
                                                              ======    ======
-----------------
* The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Growth Fund until terminated by the Fund to ensure that Total Annual Fund Operating Expenses will not exceed the Net Annual Fund Operating Expenses shown. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time. Please note that certain information for the Growth Fund has been restated to reflect current expense arrangements. For the Growth Fund's previous fiscal year, the Fee Reduction and/or Expense Reimbursement and Net Annual Fund Operating Expenses figures were -1.93% and 2.00%, respectively.

Example

     This Example is intended to help you compare the costs of investing in shares of the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Funds for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Funds' operating expenses remain the same. The Example figures were calculated using net operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                  Growth            Balanced
                                                   Fund               Fund

One Year.................................        $   253             $   189
Three Years .............................        $   779             $   585
Five Years ..............................        $ 1,331             $ 1,006
Ten Years ...............................        $ 2,836             $ 2,180



           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Leonetti Growth Fund

     The Fund's investment objective is long-term growth of capital.

     The Fund invests in equity securities of domestic companies of any size. Equity securities generally include common and preferred stock, but may include warrants, shares of exchange traded funds and other securities that meet the Fund's investment objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities that have the potential for long-term growth of capital.

     In selecting equity investments for the Fund the Advisor emphasizes the following types of investments. The Advisor seeks growth stocks that have shown a rising trend in earnings and revenues over a period of years. Companies with low or declining debt levels, rising gross profit margins, expanding product lines and significant stock ownership by management are also viewed by the Advisor as attractive. Many of such companies may be components of the Standard & Poor's 500 Index. The Advisor does not limit its investment selections to companies within this Index and will invest in any company that the Advisor believes has similar characteristics.

     In evaluating out-of-favor companies, the Advisor's fundamental focus is on a company's business. The Advisor looks for companies that have experienced problems due to debt, management, excess expenses or cyclical forces, but are still leaders in their industries. This group of companies includes, but is not limited to, the largest corporations. It is the Advisor's opinion that such companies frequently undergo restructuring, management changes, debt reduction and other corporate events that can have a positive effect on the prices of such stocks, while still providing a cash flow through regular dividend payments.

     The small and medium-size companies selected for the Fund's portfolio will typically have experienced rapidly rising revenues and earnings. The Advisor looks for, among other things, companies that have little or no debt, an identifiable following in the investment community, an expanding product line or products that involve a change or improvement in their industry and control or significant involvement by company founders in day-to-day management.

     The Fund will typically sell a stock when the Advisor determines that the fundamental reason that the stock was purchased no longer exists. Securities may also be sold when the Advisor believes a stock has reached its appreciation potential or when a company's fundamentals and corresponding stock price have deteriorated.

     The Fund generally intends to purchase securities for long-term investment although, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The Fund anticipates that its portfolio turnover rate will be 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund's performance.

The Leonetti Balanced Fund

     The Fund's investment objective is to seek total return through a combination of income and capital growth, consistent with preservation of capital.

     The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund's portfolio as economic and market trends change. Under normal market conditions, the Fund expects that between 25% and 75% of the Fund's assets will be invested in either equity securities or fixed-income securities. The Fund will primarily invest in equity securities of domestic companies of any size. Equity securities generally include common and preferred stock, but may include warrants, shares of exchange traded funds and other securities that meet the Fund's investment objective.

     In selecting equity investments for the Fund the Advisor emphasizes the following types of investments. The Advisor seeks growth stocks that have shown a rising trend in earnings and revenues over a period of years. Companies with low or declining debt levels, rising gross profit margins, expanding product lines and significant stock ownership by management are also viewed by the Advisor as attractive. Many of such companies may be components of the Standard & Poor's 500 Index. The Advisor does not limit its investment selections to companies within this Index and will invest in any company that the Advisor believes has similar characteristics.

     In evaluating out-of-favor companies, the Advisor's fundamental focus is on a company's business. The Advisor looks for companies that have experienced problems due to debt, management, excess expenses or cyclical forces, but are still leaders in their industries. This group of companies includes, but is not limited to, the largest corporations. It is the Advisor's opinion that such companies frequently undergo restructuring, management changes, debt reduction and other corporate events that can have a positive effect on the prices of such stocks, while still providing a cash flow through regular dividend payments.

     The small and medium-size companies selected for the Fund's portfolio will typically have experienced rapidly rising revenues and earnings. The Advisor looks for, among other things, companies that have little or no debt, a following in the investment community, an expanding product line or products that involve a change or improvement in their industry, and control or significant involvement by company founders in day-to-day management.

     The Fund will typically sell a stock when the Advisor determines that the fundamental reason that the stock was purchased no longer exists. Securities may also be sold when the Advisor believes a stock has reached its appreciation potential, or when a company's fundamentals and corresponding stock price have deteriorated.

     Fixed-income securities held by the Fund are expected to include U.S. Treasury and agency obligations and investment grade corporate debt securities. Investment grade debt securities are generally considered to be those rated BBB or better by Standard & Poor's Ratings Group ("S&P"), Duff & Phelp Credit Rating Co. ("Duff") or Fitch Investors Service, Inc. ("Fitch"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB by S&P, Duff and Fitch or Baa by Moody's, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. It is expected that at least 25% of the Fund's assets will be invested in fixed-income securities.

     In selecting fixed-income securities, the Advisor uses a combined approach of technical and fundamental analysis. The Advisor focuses on the anticipated direction of interest rates and the yield curve. Corporate bond analysis encompasses the same research approach that is used in purchasing common stocks for the Fund.

     Fixed-income securities will ordinarily be sold if the Advisor believes that the interest rate environment is changing, to adjust the length of maturities and to maintain a desired level of allocation to the entire portfolio.

Temporary Investments

     Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above. However, each Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS


     The principal risks of investing in the Funds that may adversely affect the Funds' net asset value or total return have previously been summarized under "An Overview of the Funds." These risks are discussed in more detail below.

     Management Risk. Management risk means that your investment in a Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and selection of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

     Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry and sector of the economy or the market as a whole.

     Small and Medium Company Risk. Investing in securities of small and medium companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Smaller companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

     Fixed-Income Securities Risk. The Balanced Fund invests in fixed-income securities. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security's value declines and when interest rates decline, its market value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of fixed-income securities of that issuer.


                               INVESTMENT ADVISOR

     Leonetti & Associates, Inc. is the investment advisor to the Funds. The Advisor's address is 1130 Lake Cook Road, Suite 300, Buffalo Grove, IL 60089. The Advisor, which manages assets of approximately $254 million, was established in 1982 and provides investment advisory services to individuals and institutional investors. The Advisor provides the Funds with advice on buying and selling securities. The Advisor also furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. For its services, each Fund pays the Advisor a management fee, calculated daily and payable monthly, equal to 1.00% of its average daily net assets. For the fiscal year ended June 30, 2001, the Advisor received advisory fees of 1.00% of the Balanced Fund's average daily net assets and 0.00% of the Growth Fund's average daily net assets, net of waiver.

Portfolio Managers

     Craig T. Johnson, Portfolio Manager, is responsible for the day-to-day management of the Funds. He received his Bachelor's Degree in Business from Drake University. Craig has been with the Advisor since 1983.

     J. Matt Varner, Assistant Portfolio Manager and Head Trader works directly with Craig T. Johnson. He is responsible for the management of some of the Funds' assets. Matt received his Bachelor's Degree in Accounting from Illinois State University and his MBA from the University of Chicago. He also successfully completed the CPA examination. Matt has been with the Advisor since 1996.

Fund Expenses

     Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Growth Fund to ensure that the Growth Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.50% of its average daily net assets. At times, the Advisor may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

How to Buy Shares

     You may open a Fund account with $100 and add to your account at any time with $25 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $25 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Funds.

     You may purchase shares of the Funds by check, wire, or phone. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A $20 charge will be imposed if your check does not clear. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

By Check

     If you are making an initial investment in a Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "The Leonetti Funds") to:

         The Leonetti Funds
         P.O. Box 2146
         Milwaukee, WI 53201-2146

     If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

         The Leonetti Funds
         803 West Michigan Street, Suite A
         Milwaukee, WI 53233-2301

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Leonetti Funds" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

By Wire

     To establish a new account by bank-wire, please contact a Shareholder Services Representative at (800) 537-3585 for instructions. If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should notify Shareholder Services. It is essential that your bank include complete information about your account in all wiring instructions. If you have questions about how to invest by wire, please call Shareholder Services at (800) 537-3585. Your bank may charge a fee for sending a wire to the Funds.

         UMB Bank, n.a.
         928 Grand Blvd.
         Kansas City, MO 64106
         ABA# 101 000 695
         For credit to The Leonetti Funds
         A/C# 987 106 2511
         For further credit to:
         (Investor's account number)
         (Name or account registration)
         (Social Security Number or Tax I.D. Number)
         Fund Selection

By Telephone

     You may purchase shares of the Fund by telephone on any day the NYSE is open for business. Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH). You must have banking information established on your account prior to making the purchase. If you did not complete the Bank Information section of your application, a signature guaranteed letter of instruction is required to add this option. Please call Shareholder Services at (800) 537-3585 for more information.

Purchasing Shares Through Other Institutions

     You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

Automatic Investment Plan

     For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Funds to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $25. You may elect to have your automatic investments made on the 5th, 10th, 15th, 20th, 25th, and the last day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying Shareholder Services in writing or by calling
(800) 537-3585. If you liquidate your account, your automatic investment plan will be discontinued.

Retirement Plans

     The Funds offer an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account by calling Shareholder Services at (800) 537-3585. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Exchange Shares

     You may exchange shares of one Fund for shares of the other Fund on any day the Funds and the NYSE are open for business. New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.

By Mail

     You may exchange your shares by simply sending a written request to the Fund. Please include your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear in the account registration.

By Telephone

     If your account has telephone privileges, you may exchange Fund shares by calling Shareholder Services at (800) 537-3585 between the hours of 8:00 a.m. and 8:00 p.m., Eastern Time, on any day the NYSE is open for trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How to Sell Shares."

     Excessive exchanges can disrupt management of the Funds and raise their expenses. The Funds have established a policy that limits excessive exchanges. You are permitted to make four exchanges during any one twelve-month period. The Funds reserve the right to reject any exchange order. The Funds may modify the exchange privilege by giving 60 days' written notice to its shareholders.

How to Sell Shares

     You may sell (redeem) all or a portion of your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

     You may redeem your shares by simply sending a written request to Shareholder Services. Please include your account number and state whether you want all or a portion of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

         The Leonetti Funds
         P.O. Box 2146
         Milwaukee, WI 53201-2146

     To protect the Funds and their shareholders, a signature guarantee is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record, and (v) if a change of address request has been received by Shareholder Services within the last 30 days. In addition, signature guarantees are required for all redemptions of $25,000 or more from any shareholder account except for those shareholders with telephone redemption privileges. Finally, please note that effective January 1, 2003, you must obtain a signature guarantee from a participant in the "Securities Transfer Association Medallion Program." Signature(s) on redemption requests must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

By Telephone

     If you completed the Telephone Transactions portion of the Account Application, you may redeem your shares in any amount by telephone by calling Shareholder Services at (800) 537-3585 between the hours of 8:00 a.m. and 8:00 p.m., Eastern Time, on any day the NYSE is open for trading. Orders received prior to 4 p.m., Eastern Time, will be effected on that day. Redemption proceeds will be mailed on the next business day to the address of record. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. A wire fee of $10 will be deducted from your redemption proceeds. Redemptions made within 30 days of an address change must be done in writing and require a signature guarantee.

     When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. A check for the proceeds will be mailed to the address of record or transferred to the bank account you designated on your Account Application. If you choose to decline the Telephone Redemption Privileges on your Account Application you will need a signature guaranteed letter of instruction to add this option in the future.

     Before executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling Shareholder Services at (800) 537-3585 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your redemption request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Funds may redeem the shares in your account if the value of your account falls below $100 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $100 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $100 before the Funds take any action.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either
Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

     As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in the minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may elect to have your systematic withdrawals made on the 5th, 10th, 15th, 20th, 25th, and the last day of the month. If these dates fall on a weekend or holiday, the withdrawal will be made on the previous business day. You may also elect to terminate your participation in this Program at any time by writing to Shareholder Services, or by calling
(800) 537-3585.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

     The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, you may call Shareholder Services at (800) 537-3585 or by writing to The Leonetti Funds at P.O. Box 2146, Milwaukee, WI 53201-2146.


                                TAX CONSEQUENCES

     The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

     By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your current social security or taxpayer identification number and certify that you are not subject to withholding or if the IRS instructs the Funds to do so.


                              FINANCIAL HIGHLIGHTS

     The following tables show each Fund's financial performance for up to the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Ernst & Young LLP, the Funds' previous Independent Accountants. Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.


                            The Leonetti Growth Fund

For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    September 1,
                                              Year Ended June 30,  1999* through
                                                2002      2001     June 30, 2000
------------------------------------------ -------------------------------------

Net asset value, beginning of period.           $  9.12   $12.05     $10.00
                                                -------   ------     ------
Income from investment operations:
   Net investment loss                           (0.06)   (0.09)      (0.07)
   Net realized and unrealized gain
        (loss) on investments                    (0.38)   (2.84)       2.12
                                                 ------   ------       ----
Total from investment operations                 (0.44)   (2.93)       2.05
                                                 ------   ------       ----

Net asset value, end of period                  $  8.68  $  9.12     $12.05
                                                =======  =======     ======

Total return                                    (4.93)%  (24.32)%    20.50%^
                                                -------  --------    -------
Ratios/supplemental data:
Net assets, end of period (millions)               $5.1    $5.5      $6.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed         3.93%     2.93%     4.09%+
After fees waived and expenses absorbed          2.00%     2.00%     2.00%+

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed        (2.61)%   (1.81)%   (3.28)%+
After fees waived and expenses absorbed         (0.68)%   (0.88)%   (1.19)%+

Portfolio turnover rate                         131.02%   197.16%   193.89%^



* Commencement of operations.
+ Annualized.
^ Not annualized.


                           The Leonetti Balanced Fund

For a capital share outstanding throughout each year

                                                       Year Ended June 30,
                                        ---------- ---------- -------- -------- -------
                                           2002       2001      2000    1999     1998
--------------------------------------- ---------- ---------- -------- -------- -------
Net asset value, beginning of year        $14.27     $17.78    $16.34  $14.02   $12.31
                                          ------      ------    ------  ------   ------
Income from investment operations:
   Net investment income                    0.12       0.13      0.07    0.05     0.05
   Net realized and unrealized gain
     (loss) on investments                (0.89)      (2.25)     1.86    3.18     2.75
                                          ------     ------     -----    ----     ----
Total from investment operations          (0.77)      (2.12)     1.93    3.23     2.80
                                          ------     ------     -----    ----     ----
Less distributions:
   From net investment income             (0.12)      (0.06)    (0.05)  (0.05)   (0.03)
   From realized gain                     (0.13)      (1.33)    (0.44)  (0.86)   (1.06)
                                          ------     ------    ------  ------   ------
Total distributions                       (0.25)      (1.39)    (0.49)  (0.91)   (1.09)
                                          ------     ------    ------  ------   ------
Net asset value, end of year              $13.25     $14.27    $17.78  $16.34   $14.02
                                          ======     ======    ======  ======   ======

Total return                              (5.36)%    (12.48)%   11.81%  24.28%   24.10%

Ratios/supplemental data:
Net assets, end of year (millions)         $25.5       $28.0    $30.4    $24.1    $15.5
Ratio of expenses to average net assets    1.86%       1.69%    1.61%    1.77%    1.99%
Ratio of net investment income to
   average net assets                      0.87%       0.79%     0.43%   0.35%    0.40%

Portfolio turnover rate                   80.69%     115.03%    88.76%  81.16%   89.51%

                                 PRIVACY NOTICE

The Leonetti Funds may collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to protect your non- public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.



                                     Advisor
                           LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                              www.leonettiassoc.com

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    Custodian
                         U.S. BANK, NATIONAL ASSOCIATION
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          UMB INVESTMENT SERVICES GROUP
                                  P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

                             Independent Accountants
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19101

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441



                            THE LEONETTI GROWTH FUND
                           THE LEONETTI BALANCED FUND
               each a series of Professionally Managed Portfolios


For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          UMB Investment Services Group
                                  P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


                                    (The Trust's SEC Investment Company Act file
                                                            number is 811-05037)